Exhibit 99.1

                             JOINT FILER INFORMATION

This statement on Form 4 is filed by Teh-Tsung Lai, James C. Lu, Acer Technology Ventures Management, LLC, Acer Technology Ventures America, LLC, iD America 1, LLC, Acer Technology Ventures Fund, L.P., IP Fund One, L.P., and iD6 Fund, L.P. The principal business address of each of the reporting persons is 5201 Great America Parkway, Suite 270, Santa Clara, California 95054. The reporting persons disclaim beneficial ownership of the shares listed herein except to the extent of their pecuniary interest, if any, and this report shall not be deemed an admission that the reporting person is the beneficial owner of all of the reported shares for purposes of Section 16 or any other purpose.

Designated Filer:                      Acer Technology Ventures Management, LLC
Issuer and Ticker Symbol:              iRobot Corporation ("IRBT")
Date of Event Requiring Statement:     September 18, 2006


/s/ Glen D. Weinstein, Attorney-in-fact
-----------------------------------------
Teh-Tsung Lai


/s/ Glen D. Weinstein, Attorney-in-fact
-----------------------------------------
James C. Lu


ACER TECHNOLOGY VENTURES MANAGEMENT, LLC

By:      /s/ Glen D. Weinstein
   --------------------------------------
Name:  Glen D. Weinstein
         Attorney-in-fact


ACER TECHNOLOGY VENTURES AMERICA, LLC

By:      /s/ Glen D. Weinstein
   --------------------------------------
Name:  Glen D. Weinstein
         Attorney-in-fact


ID AMERICA 1, LLC

By:      /s/ Glen D. Weinstein
   --------------------------------------
Name:  Glen D. Weinstein
         Attorney-in-fact


ACER TECHNOLOGY VENTURES FUND, L.P.

By:  Acer Technology Ventures Management, LLC,
     as General Partner

By:      /s/ Glen D. Weinstein
   --------------------------------------
Name:  Glen D. Weinstein
         Attorney-in-fact


IP FUND ONE, L.P.

By:  Acer Technology Ventures America, LLC.,
     as General Partner

By:      /s/ Glen D. Weinstein
   --------------------------------------
Name:  Glen D. Weinstein
         Attorney-in-fact


ID6 FUND, L.P.

By: iD America 1, LLC,
     as General Partner

By:      /s/ Glen D. Weinstein
   --------------------------------------
Name:  Glen D. Weinstein
         Attorney-in-fact